UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 9, 2004
                                                  ----------------


                        BNP Residential Properties, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Maryland                              1-9496                          56-1574675
--------                              ------                          ----------
(State of incorporation)     (Commission File Number)      (IRS Employer ID No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
             ------------------------------------------------------
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                Total number of pages:  10






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Item 2.02 Results of Operations and Financial Condition

       On November 9, 2004, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter and nine months ended September 30, 2004. A copy of this press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated November 9, 2004, "BNP Residential Properties, Inc. Announces Operating Results for the Third Quarter of 2004 "







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BNP Residential Properties, Inc.
                                    (Registrant)



November 11, 2004                   by:   /s/ Pamela B. Bruno
                                       ----------------------------------
                                    Pamela B. Bruno
                                    Vice President, Treasurer and
                                    Chief Accounting Officer


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